RETIREMENT AND SAVINGS PLAN (Notes)	12 Months Ended
Dec. 31, 2015
Compensation and Retirement Disclosure [Abstract]
Retirement and Savings Plan
Note 13—Retirement and Savings Plan

The Company maintains a 401(k) Savings Plan for its full-time employees. In 2014, the Company started to provide a Company match on employees’ 401(k) contributions up to certain limits. Under the 401(k) Savings Plan, each participant may elect to contribute a portion of his or her annual compensation to the Plan subject to annual pre-tax dollar limits set by the IRS. In addition, the Company established a Profit Sharing Plan for certain employees. The Company’s contribution to the employees’ retirement plan totaled $0.3 million for both the years ended December 31, 2015 and 2014.  The Company is under no obligation to continue matching future employee contributions or to continue contributing to the Profit Sharing Plan and at the Company’s discretion may change its practices at any time.